     AMERICAN SELECT
     PORTFOLIO


                             SLA




     SEMIANNUAL REPORT
     MAY 31,
           2001




                                          [LOGO]USBANCORP
                                                Piper Jaffray(R)

[LOGO]USBANCORP
      Piper Jaffray(R)

AMERICAN SELECT PORTFOLIO

PRIMARY INVESTMENTS

Mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. The fund may also invest in asset-backed securities, U.S. government securities, corporate-debt securities, municipal obligations, unregistered securities, and mortgage-servicing rights. The fund borrows through the use of reverse repurchase agreements. Use of certain of these investments and investment techniques may cause the fund's net asset value to fluctuate to a greater extent than would be expected from interest-rate movements alone.

FUND OBJECTIVE

High level of current income. Its secondary objective is to seek capital appreciation. As with other investment companies, there can be no assurance this fund will achieve its objective.

AVERAGE SEMIANNUALIZED TOTAL RETURNS

Based on net asset value for the periods ended May 31, 2001

[CHART]

                                                                                      SINCE
                                                                                    INCEPTION
                                                          ONE YEAR     FIVE YEAR    9/21/1993
American Select Portfolio                                  14.53%         9.84%        7.81%
Lehman Brothers Mutual Fund Government/Mortgage Index      12.59%         7.71%        6.53%

The average semiannualized total returns for American Select Portfolio are based on the change in its net asset value (NAV), assume all distributions were reinvested, and do not reflect sales charges. NAV-based performance is used to measure investment management results. - Average semiannualized total returns based on the change in market price for the one-year, five-year, and since-inception periods ended May 31, 2001, were 18.03%, 13.27%, and 6.66%, respectively. These returns assume reinvestment of all distributions and reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. - PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. NEITHER SAFETY OF PRINCIPAL NOR STABILITY OF INCOME IS GUARANTEED. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost. Closed-end funds, such as this fund, often trade at discounts to net asset value.

Therefore, you may be unable to realize the full net asset value of your shares when you sell. - The fund uses the Lehman Brothers Mutual Fund Government/Mortgage Index as a benchmark. Although we believe this is the most appropriate benchmark available, it is not a perfect match. The benchmark index is comprised of U.S. government securities while American Select Portfolio is comprised primarily of nonsecuritized, illiquid whole loans. This limits the ability of the fund to respond quickly to market changes. - The Lehman Brothers Mutual Fund Government/Mortgage Index is comprised of all U.S government agency and Treasury securities and agency mortgage-backed securities. Developed by Lehman Brothers for comparative use by the mutual fund industry, this index is unmanaged and does not include any fees or expenses in its total return calculations. - The since inception number for the Lehman index is calculated from the month end following the fund's inception through May 31, 2001.


NOT FDIC INSURED      NO BANK GUARANTEE       MAY LOSE VALUE

[SIDENOTE]
TABLE OF CONTENTS

   1   Fund Overview

   4   Financial Statements and Notes

  14   Investments in Securities

  16   Shareholder Update

FUND OVERVIEW

July 15, 2001

FOR THE SIX MONTHS ENDED MAY 31, 2001, AMERICAN SELECT PORTFOLIO HAD A TOTAL RETURN OF 6.97% BASED ON ITS NET ASSET VALUE (NAV). The fund outperformed its benchmark, the Lehman Brothers Mutual Fund Government/Mortgage Index, which had a return of 4.51% for the period. Based on its market price, the fund returned 10.68% for the six months.

LOWER SHORT- AND INTERMEDIATE-TERM INTEREST RATES CONTRIBUTED TO THE FUND'S EXCELLENT INCOME AND NET ASSET VALUE PERFORMANCE DURING THE SIX MONTHS. The Federal Reserve lowered short-term interest rates five times during the period from 6.5% to 4.0%, its most aggressive rate-cutting campaign since this country's last recession. After the period end, the Fed cut rates one more time to 3.75%, its lowest level since April 1994. The decreased short-term rates led to dramatically lower borrowing costs for the fund, which in turn increased the fund's income levels. Lower intermediate-term interest rates had a positive impact on net asset value as the value of the fund's investments rose. The fund's market price performance benefited from the volatile stock market as investors' demand for more stable investments drove them toward income-oriented products. This demand raised the fund's market price, which in turn tightened the gap between its net asset value ($13.25) and market price ($12.23) to a 7.70% discount at period end. As always, past performance is no guarantee of future results, and the fund's net asset value and market price will fluctuate.

BECAUSE OF THE FAVORABLE INTEREST-RATE ENVIRONMENT, WE INCREASED THE FUND'S USE OF LEVERAGE, OR BORROWING, DURING THE PERIOD. Over the past several months, falling short-term interest rates allowed us to borrow money at much lower costs and to invest those borrowed funds in higher-yielding mortgage investments. Although this strategy has resulted in more income for shareholders, it does increase reinvestment and interest-rate risks in the fund. Reinvestment risk is the risk that when the investments come due, we will have to redeploy the proceeds into lower-yielding whole loans or securities. (Alternatively, we could decrease the amount of leverage.) Interest-rate risk is the risk that the value of these investments will go down when rates rise again, resulting in a lower net asset value for the fund.

*All returns assume reinvestment of distributions and do not reflect sales charges, except the fund's total return based on market price, which does reflect sales charges on distributions as described in the fund's dividend reinvestment plan, but not on initial purchases. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

[CHART]

PORTFOLIO COMPOSITION
As a percentage of total assets on May 31, 2001

Commercial Loans                27%
Short-term Securities            1%
U.S. Agency Mortgage-backed
 Securities                     18%
Multifamily Loans               49%
Preferred Stock                  1%
Other Assets                     1%
Private Fixed-rate
 Mortgage-backed Securities      3%

DELINQUENT LOAN PROFILE
The chart below shows the percentage of single-family loans** in the portfolio that are 30, 60, 90, or 120 days delinquent as of May 31, 2001, based on principal amounts outstanding.

Current                        0%
30 Days                        0%
60 Days                      100%
90 Days                        0%
120+ Days                      0%

**As of May 31, 2001, there were no multifamily or commercial loans delinquent.

[SIDENOTE]
FUND MANAGEMENT

JOHN WENKER
is primarily responsible for the management of American Select Portfolio. He has 15 years of financial experience.

CHRIS NEUHARTH
assists with the management of American Select Portfolio. He has 20 years of financial experience.

RUSS KAPPENMAN
assists with the management of American Select Portfolio. He has 15 years of financial experience.

AS A RESULT OF HIGHER INCOME LEVELS, THE FUND INCREASED ITS MONTHLY DIVIDEND PAYOUT ONCE DURING THE PERIOD AND AGAIN AFTER THE PERIOD END. IN MAY 2001, WE RAISED THE MONTHLY DIVIDEND OF THE FUND FROM 8 CENTS TO 8.5 CENTS PER SHARE. We increased it again to 10 cents per share in July 2001. The fund's new dividend level will result in an annualized earnings rate of 9.81% based on the May 31 market price. Throughout the six months, the fund paid out 49 cents per share in dividends resulting in an annualized distribution rate of 8.01% based on the May 31 market price. The fund's dividend reserve was historically high as of the end of the reporting period at 12.47 cents per share. Keep in mind that the fund's distribution rate and dividend reserve levels will fluctuate.

WHOLE LOANS - INCLUDING MULTIFAMILY AND COMMERCIAL - STILL REPRESENT THE MAJORITY OF THE PORTFOLIO WITH 76% OF TOTAL ASSETS COLLECTIVELY. We continued to find attractive yields on mortgages in these sectors. We increased the weighting in commercial loans to 27% of the fund's total assets and multifamily loans to 49% of total assets as of May 31. Many of our multifamily and commercial loans have prepayment penalties built into their loan agreements to compensate the fund if they prepay during falling rates. These penalties offset some of the consequences of reinvesting proceeds into lower-yielding securities. In the past six months the fund experienced four multifamily or commercial loan prepayments and received $51,560 in prepayment penalties from these borrowers.

IN FEBRUARY, FUND SHAREHOLDERS APPROVED OUR PROPOSAL TO INVEST IN THE PREFERRED STOCK OF REAL ESTATE INVESTMENT TRUST (REIT) COMPANIES RATED INVESTMENT GRADE. REIT companies manage real estate portfolios to earn profits for shareholders and their preferred stock pays out a specific dividend rate. Since this proposal passed, we have invested only about 1% of the portfolio's total assets in REIT-preferred stock. The yields on these investments are not as compelling as they were when we first proposed these as potential investment vehicles. However, it will be beneficial to have the added flexibility to invest in these instruments, should the yields look more attractive again in the future.

GEOGRAPHICAL DISTRIBUTION

We attempt to buy mortgage loans in many parts of the country to help avoid the risks of concentrating in one area. These percentages reflect principal value of whole loans as of May 31, 2001.

[MAP]

Alabama
Alaska
Arizona                 15%
Arkansas
California              4%
Colorado                4%
Connecticut
Delaware
Florida                 1%
Georgia                 2%
Hawaii
Idaho
Illinois                3%
Indiana
Iowa
Kansas
Kentucky
Louisiana               4%
Maine
Maryland
Massachusetts           1%
Michigan
Minnesota               11%
Mississippi
Missouri                2%
Montana
Nebraska
New Hampshire
New Jersey              1%
New Mexico              2%
New York
Nevada                  6%
North Carolina
North Dakota
Ohio                    3%
Oklahoma                13%
Oregon
Pennsylvania
Rhode Island
South Carolina
South Dakota
Tennessee
Texas                   21%
Utah
Vermont
Virginia
Washington              8%
West Virginia
Wisconsin
Wyoming

DESPITE THE SLUGGISH U.S. ECONOMY, THE REAL ESTATE MARKETS WE INVEST IN ARE FAIRLY HEALTHY WITH SUPPLY AND DEMAND IN BALANCE. New construction for all property types remains restrained in most markets. Therefore, we do not expect any problems from oversupply in the areas where we are concentrated. In addition, we have loan products in 17 states to help avoid the risk of an economic slowdown in one state or region. The Federal Reserve continues to keep its finger on the pulse of the economy in an attempt to save the United States from a recession. A recession could be potentially harmful to this fund because that type of environment typically leads to fewer home buyers, renters, office tenants, industrial tenants, and to some companies closing their doors. The fund may experience an increased level of credit losses from loans defaulting in that environment. However, losses would only result if the proceeds from the sales of foreclosed properties were less than the loan prices that the fund paid. Since inception, the fund has had no net credit losses and has actually had gains of 3 cents per share.

AS WAS THE CASE IN 1997 AND 1999, THE FUND MAY EXECUTE A TENDER OFFER FOR UP TO 10% OF THE FUND'S SHARES IN THE FOURTH-QUARTER 2001. The offer may occur if the discount between the fund's market price and its net asset value per share exceeds 5% during the 12 weeks prior to October 1, 2001. The offer is also contingent upon the fund's board of directors determining at the time that the tender is in the best interest of shareholders. As stated earlier in the letter, the fund's market price was trading at a 7.70% discount to net asset value as of May 31, 2001.

WE APPRECIATE YOUR INVESTMENT IN AMERICAN SELECT PORTFOLIO AND THE TRUST YOU HAVE PLACED IN OUR ASSET MANAGEMENT CAPABILITIES. As the U.S. economy struggles to turn around, we will continue to monitor our whole loan investments and other holdings in order to achieve our goal of paying attractive monthly income while minimizing credit losses in the fund.

VALUATION OF WHOLE LOAN INVESTMENTS

The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages, and mortgage- servicing rights are generally not traded in any organized market; therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Piper Jaffray Asset Management, Inc., pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage-servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and credit worthiness are factored into the pricing model each week. Certain mortgage loan information is received on a monthly basis and includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans are determined no less frequently than weekly.

POTENTIAL TENDER OFFER

The fund has completed two of three potential tender offers for up to 10% of the fund's shares. The first tender was in 1997 and the second in 1999. The next tender, for up to 10% of the fund's shares, may occur in late fourth-quarter 2001. This tender offer would be at net asset value (NAV), less expenses of the tender offer, and is contingent upon the discount between the fund's market price and NAV per share exceeding 5% percent during the 12 weeks preceding September 30, 2001, and upon the board determining at the time that the tender offer continues to be in the best interest of the fund's shareholders.

For the purpose of calculating the discount to NAV, the difference between the fund's NAV per share and the closing NYSE market price, expressed as a percent of NAV per share, will be determined each Thursday during the period from July 12, 2001 through September 27, 2001. These weekly differences will be combined to determine the average discount during the twelve-week period.

               FINANCIAL STATEMENTS (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES  May 31, 2001
 ................................................................................

ASSETS:
Investments in securities at value* (note 2)  ..............    $187,372,701
Cash in bank on demand deposit  ............................         690,415
Accrued interest receivable  ...............................       1,184,196
Prepaid expenses  ..........................................          38,323
                                                                ------------
  Total assets  ............................................     189,285,635
                                                                ------------

LIABILITIES:
Reverse repurchase agreements payable (note 2)  ............      47,639,000
Accrued investment management fee  .........................          62,725
Accrued administrative fee  ................................          32,983
Accrued interest  ..........................................         110,258
Other accrued expenses  ....................................         124,411
                                                                ------------
  Total liabilities  .......................................      47,969,377
                                                                ------------
  Net assets applicable to outstanding capital stock  ......    $141,316,258
                                                                ============

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital  ..............    $154,280,415
Undistributed net investment income  .......................       1,329,205
Accumulated net realized loss on investments  ..............     (18,228,940)
Unrealized appreciation of investments  ....................       3,935,578
                                                                ------------

  Total - representing net assets applicable to capital
    stock  .................................................    $141,316,258
                                                                ============

  * Investments in securities at identified cost  ..........    $183,437,123
                                                                ============

NET ASSET VALUE AND MARKET PRICE:
Net assets  ................................................    $141,316,258
Shares outstanding (authorized 1 billion shares of $0.01 par
  value)  ..................................................      10,662,195
Net asset value  ...........................................    $      13.25
Market price  ..............................................    $      12.23

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             4  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF OPERATIONS For the Six Months Ended May 31, 2001
 ................................................................................

INCOME:
Interest (net of interest expense of $1,626,141) ...........     $6,519,684

EXPENSES (NOTE 3):
Investment management fee  .................................        348,214
Administrative fee  ........................................        182,516
Custodian fees  ............................................          7,156
Transfer agent fees  .......................................         17,607
Reports to shareholders  ...................................         43,272
Mortgage servicing fees  ...................................         74,144
Directors' fees  ...........................................          1,998
Audit and legal fees  ......................................         11,653
Other expenses  ............................................         39,318
                                                                 ----------
  Total expenses  ..........................................        725,878
                                                                 ----------

  Net investment income  ...................................      5,793,806
                                                                 ----------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS (NOTE 4):
Net realized gain on investments in securities  ............         51,560
Net change in unrealized appreciation or depreciation of
  investments  .............................................      3,600,401
                                                                 ----------

  Net gain on investments  .................................      3,651,961
                                                                 ----------

    Net increase in net assets resulting from
      operations  ..........................................     $9,445,767
                                                                 ==========

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             5  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENT OF CASH FLOWS  For the Year Ended May 31, 2001
 ................................................................................

CASH FLOWS FROM OPERATING ACTIVITIES:
Interest income ............................................    $  6,519,684
Net expenses ...............................................        (725,878)
                                                                ------------
  Net investment income ....................................       5,793,806
                                                                ------------

Adjustments to reconcile net investment income to net cash
 provided by operating activities:
  Change in accrued interest receivable ....................         (21,141)
  Net amortization of bond discount and premium ............          (1,909)
  Change in accrued fees and expenses ......................          23,120
  Change in other assets ...................................          82,511
                                                                ------------
    Total adjustments ......................................          82,581
                                                                ------------

    Net cash provided by operating activities ..............       5,876,387
                                                                ------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of investments .........................      27,581,500
Purchases of investments ...................................     (29,708,416)
Net purchases of short-term securities .....................        (197,706)
                                                                ------------

    Net cash used by investing activities ..................      (2,324,622)
                                                                ------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from reverse repurchase agreements ............       2,053,000
Distributions paid to shareholders .........................      (5,171,165)
                                                                ------------

    Net cash used by financing activities ..................      (3,118,165)
                                                                ------------
Net increase in cash .......................................         433,600
Cash at beginning of period ................................         256,815
                                                                ------------

    Cash at end of period ..................................    $    690,415
                                                                ============

Supplemental disclosure of cash flow information:
  Cash paid for interest on reverse
    repurchase agreements ..................................    $  1,652,404
                                                                ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             6  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ................................................................................

                                                                 SIX MONTHS
                                                                   ENDED              YEAR
                                                                  5/31/01            ENDED
                                                                (UNAUDITED)         11/30/00
                                                              ----------------  ----------------
OPERATIONS:
Net investment income  .....................................    $  5,793,806      $ 10,753,742
Net realized gain on investments  ..........................          51,560           275,625
Net change in unrealized appreciation or depreciation of
  investments  .............................................       3,600,401         1,780,235
                                                                ------------      ------------

  Net increase in net assets resulting from operations  ....       9,445,767        12,809,602
                                                                ------------      ------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income  ................................      (5,171,165)      (10,795,472)
                                                                ------------      ------------

CAPITAL SHARE TRANSACTIONS (NOTE 6):
Decrease in net assets from capital share transactions  ....              --       (15,069,231)
                                                                ------------      ------------
  Total increase (decrease) in net assets  .................       4,274,602       (13,055,101)

Net assets at beginning of period  .........................     137,041,656       150,096,757
                                                                ------------      ------------

Net assets at end of period  ...............................    $141,316,258      $137,041,656
                                                                ============      ============

Undistributed net investment income  .......................    $  1,329,205      $    706,564
                                                                ============      ============

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

             7  2001 Semiannual Report - American Select Portfolio

               NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ............................
                      American Select Portfolio Inc. (the fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, closed-end management investment company. The fund emphasizes investments in mortgage-related assets that directly or indirectly represent a participation in or are secured by and payable from mortgage loans. It may also invest in asset-backed securities, U.S. government securities, corporate debt securities, municipal obligations, unregistered securities, and mortgage servicing rights. The fund may enter into dollar roll transactions. In addition, the fund may borrow using reverse repurchase agreements and revolving credit facilities. Fund shares are listed on the New York Stock Exchange under the symbol SLA.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ............................
                      INVESTMENTS IN SECURITIES
                      Portfolio securities for which market quotations are readily available are valued at current market value. If market quotations or valuations are not readily available, or if such quotations or valuations are believed to be inaccurate, unreliable, or not reflective of market value, portfolio securities are valued according to procedures adopted by the fund's board of directors in good faith at "fair value," that is, a price that the fund might reasonably expect to receive for the security or other asset upon its current sale.

                      The current market value of certain fixed-income securities is provided by an independent pricing service. The pricing service may employ methodologies that utilize actual market transactions, broker-dealer supplied valuations, or other formula-driven valuation techniques. These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issuer, coupon, maturity, ratings, and general market conditions. Fixed-income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from one or more dealers that make markets in the securities or from a widely-used quotation system. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Pricing services value domestic and foreign equity securities (and occasionally fixed-income securities) traded on a securities exchange or Nasdaq at the last reported sale price, up to the time of valuation. If there are no reported sales of a security on the valuation date, it is valued at the mean between the published bid and asked prices reported by the exchange or Nasdaq. If there are no sales and no published bid and asked quotations for a security on the valuation date or the security is not traded on an exchange or Nasdaq, the pricing service may obtain market quotations directly from broker-dealers.

                      The fund's investments in whole loans (single-family, multifamily, and commercial), participation mortgages and mortgage servicing rights are generally not traded in any organized market and therefore, market quotations are not readily available. These investments are valued at "fair value" according to procedures adopted by the fund's board of directors. Pursuant to these procedures, whole loan investments are initially valued at cost and their values are subsequently monitored and adjusted pursuant to a U.S. Bancorp Piper Jaffray Asset Management, Inc. (the advisor) pricing model designed to incorporate, among other things, the present value of the projected stream of cash flows on such investments. The pricing model takes into account a number of relevant factors including the projected rate of prepayments, the delinquency profile, the historical

--------------------------------------------------------------------------------

             8  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      payment record, the expected yield at purchase, changes in prevailing interest rates, and changes in the real or perceived liquidity of whole loans, participation mortgages, or mortgage servicing rights, as the case may be. The results of the pricing model may be further subject to price ceilings due to the illiquid nature of the loans. Changes in prevailing interest rates, real or perceived liquidity, yield spreads, and creditworthiness are factored into the pricing model each week.

                      Certain mortgage loan information is received once a month. This information includes, but is not limited to, the projected rate of prepayments, projected rate and severity of defaults, the delinquency profile, and the historical payment record. Valuations of whole loans, mortgage participations, and mortgage servicing rights are determined no less frequently than weekly.

                      Securities transactions are accounted for on the date securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Interest income, including amortization of bond discount and premium, is recorded on an accrual basis.

                      WHOLE LOANS AND PARTICIPATION MORTGAGES
                      Whole loans and participation mortgages may bear a greater risk of loss arising from a default on the part of the borrower of the underlying loans than do traditional mortgage-backed securities. This is because whole loans and participation mortgages, unlike most mortgage-backed securities, generally are not backed by any government guarantee or private credit enhancement. Such risk may be greater during a period of declining or stagnant real estate values. In addition, the individual loans underlying whole loans and participation mortgages may be larger than the loans underlying mortgage-backed securities. With respect to participation mortgages, the fund generally will not be able to unilaterally enforce its rights in the event of a default, but rather will be dependent on the cooperation of the other participation holders.

                      At May 31, 2001, no loans were 60 days or more delinquent as to the timely monthly payment of principal. The fund does not record past due interest as income until received. The fund may incur certain costs and delays in the event of a foreclosure. Also, there is no assurance that the subsequent sale of the property will produce an amount equal to the sum of the unpaid principal balance of the loan as of the date the borrower went into default, the accrued unpaid interest, and all of the foreclosure expenses. In this case, the fund may suffer a loss.

                      Real estate acquired through foreclosure, if any, is recorded at estimated fair value. The fund may receive rental or other income as a result of holding real estate. In addition, the fund may incur expenses associated with maintaining any real estate owned. On May 31, 2001, the fund owned no real estate.

                      REVERSE REPURCHASE AGREEMENTS
                      Reverse repurchase agreements involve the sale of a portfolio-eligible security by the fund, coupled with an agreement to repurchase the security at a specified date and price. Reverse repurchase agreements may increase the volatility of the fund's net asset value and involve the risk that interest costs on money borrowed may exceed the return on securities purchased with that borrowed money. Reverse repurchase agreements are considered to be borrowings by the fund,

--------------------------------------------------------------------------------

             9  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      and are subject to the fund's overall restriction on borrowing under which it must maintain asset coverage of at least 300%. For the six months ended May 31, 2001, the average borrowings outstanding were $54,986,333 and the average rate was 5.89%.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the fund on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation, and may increase or decrease in value prior to their delivery. The fund segregates, with its custodian, assets with a market value equal to the amount of its purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the fund makes such purchases while remaining substantially fully invested. As of May 31, 2001, the fund had no outstanding when-issued or forward commitments.

                      FEDERAL TAXES
                      The fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. The fund also intends to distribute its taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains or losses were recorded by the fund.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions from net investment income are made monthly and realized capital gains, if any, will be distributed at least annually. These distributions are recorded as of the close of business on the ex-dividend date. Such distributions are payable in cash or, pursuant to the fund's dividend reinvestment plan, reinvested in additional shares of the fund's capital stock. Under the plan, fund shares will be purchased in the open market unless the market price plus commissions exceeds the net asset value by 5% or more. If, at the close of business on the dividend payment date, the shares purchased in the open market are insufficient to satisfy the dividend reinvestment requirement, the fund will issue new shares at a discount of up to 5% from the current market price.

                      REPURCHASE AGREEMENTS AND OTHER SHORT-TERM SECURITIES
                      For repurchase agreements entered into with certain broker-dealers, the fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a joint trading account, the daily aggregate balance of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the fund's custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in

--------------------------------------------------------------------------------

             10  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------
                      excess of the repurchase amount, including accrued interest, to protect the fund in the event of a default. In addition to repurchase agreements, the fund may invest in money market funds advised by the fund's advisor.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

(3) EXPENSES
 ............................
                      INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES
                      Pursuant to an investment advisory agreement (the "agreement"), the advisor, a subsidiary of U.S. Bank National Association ("U.S. Bank") and successor to First American Asset Management, manages the fund's assets and furnishes related office facilities, equipment, research, and personnel. The agreement provides the advisor with a monthly investment management fee in an amount equal to an annualized rate of 0.50% of the fund's average weekly net assets. For its fee, the advisor provides investment advice and conducts the management and investment activity of the fund.

                      Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the fund. Under this agreement, the administrator receives a monthly fee in an amount equal to an annualized rate of 0.25% of the fund's average weekly net assets (computed by subtracting liabilities from the value of the total assets of the fund).

                      MORTGAGE SERVICING FEES
                      The fund enters into mortgage servicing agreements with mortgage servicers for whole loans and participation mortgages. For a fee, mortgage servicers maintain loan records, such as insurance and taxes and the proper allocation of payments between principal and interest.

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, administrative, and mortgage servicing fees, the fund is responsible for paying most other operating expenses, including: outside directors' fees and expenses, custodian fees, registration fees, printing and shareholder reports, transfer agent fees and expenses, legal and auditing accounting services, insurance, interest, expenses related to real estate owned, fees to outside parties retained to assist in conducting due diligence, taxes, and other miscellaneous expenses.

                      During the six months ended May 31, 2001, the fund paid $18,274 to U.S. Bank for custody services.

(4) INVESTMENT
    SECURITY
    TRANSACTIONS
 ............................
                      Cost of purchases and proceeds from sales of securities and real estate, other than temporary investments in short-term securities, for the six months ended May 31, 2001 aggregated $29,710,325 and $27,581,500, respectively.
                      Included in proceeds from sales are $51,560 from prepayment penalties.

--------------------------------------------------------------------------------

             11  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

(5) CAPITAL LOSS
    CARRYOVER
 ............................
                      For federal income tax purposes, the fund had capital loss carryovers at November 30, 2000, which, if not offset by subsequent capital gains, will expire on the fund's fiscal year-ends as indicated below. It is unlikely the board of directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

                            CAPITAL
                         LOSS CARRYOVER    EXPIRATION
                         --------------    ----------
                         $   4,790,815        2002
                            13,489,685        2003
                         -------------
                         $  18,280,500
                         =============

(6) CAPITAL SHARE
    TRANSACTIONS
 ............................
                      REPURCHASE OFFER
                      During the fiscal year ended November 30, 2000, the fund completed an offer to shareholders to repurchase up to 10% of the fund's outstanding shares at net asset value. The deadline for submitting shares for repurchase was 5:00 p.m. Eastern Time on November 29, 1999. The repurchase price was determined on December 6, 1999, at the close of regular trading on the New York Stock Exchange (4 p.m. Eastern Time). The percentage of outstanding shares repurchased, the number of shares repurchased, the repurchase price per share (net asset value less two cents per share repurchase fee), and proceeds paid by the fund on December 10, 1999, were as follows:

 PERCENTAGE     SHARES     REPURCHASE    PROCEEDS
 REPURCHASED  REPURCHASED    PRICE         PAID
 -----------  -----------  ----------  ------------
       10%     1,184,688     $12.70    $15,045,538

(7) PARENT COMPANY
 ............................
                      On October 4, 2000, U.S. Bancorp, the parent company of the fund's investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On February 27, 2001, this acquisition became effective. The new company is named U.S. Bancorp.

--------------------------------------------------------------------------------

             12  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

(8) FINANCIAL
    HIGHLIGHTS
 ............................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      AMERICAN SELECT PORTFOLIO

                                          Six Months
                                             Ended       Year         Year         Year      Year      Year
                                            5/31/01     Ended        Ended        Ended     Ended     Ended
                                          (Unaudited)  11/30/00   11/30/99(d)    11/30/98  11/30/97  11/30/96
                                          -----------  --------  --------------  --------  --------  --------
PER-SHARE DATA
Net asset value, beginning
  of period ............................    $12.85      $12.67       $12.96       $12.88    $12.66    $12.86
                                            ------      ------       ------       ------    ------    ------
Operations:
  Net investment income ................      0.54        1.01         1.02         1.06      1.05      1.02
  Net realized and unrealized gains
    (losses) on investments ............      0.35        0.18        (0.26)        0.12      0.21     (0.14)
                                            ------      ------       ------       ------    ------    ------
    Total from operations ..............      0.89        1.19         0.76         1.18      1.26      0.88
                                            ------      ------       ------       ------    ------    ------
Distributions to shareholders:
  From net investment income ...........     (0.49)      (1.01)       (1.05)       (1.10)    (1.04)    (1.08)
                                            ------      ------       ------       ------    ------    ------
Net asset value, end of period .........    $13.25      $12.85       $12.67       $12.96    $12.88    $12.66
                                            ======      ======       ======       ======    ======    ======
Per-share market value, end of
  period ...............................    $12.23      $11.50       $11.69       $12.13    $11.75    $11.00
                                            ======      ======       ======       ======    ======    ======
SELECTED INFORMATION
Total return, net asset value (a) ......      6.97%       9.87%        6.03%        9.51%    10.44%     7.27%
Total return, market value (b) .........     10.68%       7.49%        5.21%       13.12%    16.97%    10.53%
Net assets at end of period
  (in millions) ........................    $  141      $  137       $  150       $  155    $  171    $  168
Ratio of expenses to average weekly net
  assets including interest expense ....      3.37%(e)    3.55%        3.28%        3.34%     3.56%     3.30%
Ratio of expenses to average weekly net
  assets excluding interest expense ....      1.04%(e)    1.14%        1.11%        1.09%     1.07%     1.03%
Ratio of net investment income to
  average weekly net assets ............      8.31%(e)    7.98%        7.88%        8.08%     8.36%     8.11%
Portfolio turnover rate (excluding
  short-term securities) ...............        14%         44%          24%          41%       86%       30%
Amount of borrowings outstanding at end
  of period (in millions) ..............    $   48      $   46       $   51       $   57    $   68    $   65
Per-share amount of borrowings
  outstanding at end of period .........    $ 4.47      $ 4.28       $ 4.30       $ 4.77    $ 5.12    $ 4.91
Per-share amount of net assets,
  excluding borrowings, at end
  of period ............................    $17.72      $17.13       $16.97       $17.73    $18.00    $17.57
Asset coverage ratio (c) ...............       397%        401%         394%         372%      352%      358%

(a) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT NET ASSET VALUE AND DOES NOT REFLECT A SALES CHARGE.
(b) ASSUMES REINVESTMENT OF DISTRIBUTIONS AT ACTUAL PRICES PURSUANT TO THE FUND'S DIVIDEND REINVESTMENT PLAN.
(c) REPRESENTS NET ASSETS, EXCLUDING BORROWINGS, AT END OF PERIOD DIVIDED BY BORROWINGS OUTSTANDING AT END OF PERIOD.
(d) EFFECTIVE AUGUST 10, 1998, THE ADVISOR WAS CHANGED FROM PIPER CAPITAL MANAGEMENT TO U.S. BANK.
(e)  ANNUALIZED.

--------------------------------------------------------------------------------

             13  2001 Semiannual Report - American Select Portfolio

                     INVESTMENTS IN SECURITIES (Unaudited)
--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO                                                       May 31, 2001
 .................................................................................................................

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

U.S. GOVERNMENT AND AGENCY SECURITIES (24.7%):
  U.S. AGENCY MORTGAGE-BACKED SECURITIES (24.7%):
    FIXED RATE (24.7%):
      7.50%, FHLMC, 12/1/29 .............................  1/25/00   $11,520,760(b)  $ 11,295,006     $ 11,783,548(b)
      6.50%, FNMA, 6/1/29 ...............................  5/17/99    15,820,507(b)    15,707,085       15,647,430(b)
      7.50%, FNMA, 5/1/30 ...............................   5/9/00     3,876,677(b)     3,740,749        3,963,902(b)
      8.00%, FNMA, 5/1/30 ...............................   5/9/00     3,376,277(b)     3,331,839        3,495,494(b)
                                                                                     ------------     ------------

        Total U.S. Government and Agency Securities  ....                              34,074,679       34,890,374
                                                                                     ------------     ------------

PRIVATE MORTGAGE-BACKED SECURITIES (3.7%):
  FIXED RATE (3.7%):
      9.25%, Stratus Properties, 1/1/06 .................  12/28/00    5,000,000(e)     5,000,000        5,250,000(e)
                                                                                     ------------     ------------

WHOLE LOANS AND PARTICIPATION MORTGAGES (c,d,e) (102.6%):
  COMMERCIAL LOANS (35.5%):
      7 Broadway Place, 6.91%, 5/1/06 ...................  4/30/01     3,450,000        3,450,000        3,596,518
      Advanced Circuits and Hopkins II Business Center,
        8.61%, 10/1/02 ..................................   9/2/99     3,715,734        3,715,734        3,790,049
      Best Buy, 8.63%, 1/1/11 ...........................  12/29/00    1,942,668        1,942,668        1,989,850
      Case Business Park, 9.70%, 6/1/02 .................  5/20/99     3,544,435        3,544,041        3,615,323
      Community Coffee Office Building,
        6.91%, 5/1/04 ...................................  4/30/01     5,000,000        5,000,000        5,100,000
      Corporate Center Northborough, 7.85%, 10/1/03 .....   9/9/98     4,893,057        4,880,825        4,941,988
      Galtier Plaza, 9.19%, 3/1/05 ......................   2/2/00     4,909,644        4,909,644        5,106,029
      Parkway Business Center, 7.65%, 11/1/03 ...........  10/22/98    3,699,652        3,699,652        3,736,648
      Point Plaza, 8.43%, 1/1/11 ........................  12/14/00    6,359,387        6,359,387        6,602,869
      Rodeo Shops, 9.03%, 6/1/07 ........................  5/29/97     1,283,905        1,283,905        1,322,422
      The Kislak Building, 8.58%, 7/1/02 ................  6/17/97     1,665,670        1,665,670        1,698,983
      Valley Centre Community Pool, 9.95%, 9/1/02 .......  8/22/00     6,000,000        6,000,000        6,060,000
      Victory Packaging Facility, 7.90%, 6/1/13 .........  5/27/98     2,593,026        2,593,026        2,631,260
                                                                                     ------------     ------------
                                                                                       49,044,552       50,191,939
                                                                                     ------------     ------------

  MULTIFAMILY LOANS (67.0%):
      Bryant Square Apartments, 8.00%, 5/1/08 ...........  3/15/94     1,098,034(b)     1,083,149        1,139,147(b)
      Candlelite Apartments, 8.63%, 7/1/01 ..............  2/28/94     1,451,216        1,440,699        1,451,216
      Cape Cod Apartments, 7.28%, 2/1/08 ................  1/16/98     1,788,457(b)     1,788,457        1,791,242(b)
      Casa del Vista Apartments, 8.40%, 1/1/08 ..........  12/15/00    2,992,652(b)     2,992,652        3,142,285(b)
      Castle Arms Apartments, 8.00%, 4/1/06 .............  3/19/99       972,036          972,036        1,008,632
      Centre Court, White Oaks, and Green Acres
        Apartments, 8.65%, 1/1/09 .......................  12/30/98    4,030,622(b)     4,030,622        4,232,153(b)

                                                             Date
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
      Chapel Hill Apartments, 8.38%, 8/1/01 .............  7/29/94   $   877,485     $    869,421     $    921,359
      Cottonwood Villas Apartments, 9.65%, 10/1/01 ......  9/24/98     1,645,000(b)     1,628,550        1,645,000(b)
      El Conquistador Apartments, 7.65%, 4/1/09 .........  3/24/99     2,844,661(b)     2,844,661        2,891,234(b)
      Evergreen, Northview, Greenwood, and Fern Court
        Apartments, 9.40%, 6/1/05 .......................  5/22/00     4,579,217        4,579,217        4,808,178
      Foothills West Apartments, 8.63%, 7/1/01 ..........   2/1/94     2,040,589(b)     2,027,126        2,040,589(b)
      Greenwood Residences, 7.63%, 4/1/08 ...............  3/12/98     2,329,460(b)     2,329,460        2,360,807(b)
      Hidden Colony Apartments, 7.90%, 6/1/08 ...........  3/22/94     3,096,438(b)     3,074,687        3,196,710(b)
      Hill Street Apartments, 11.38%, 3/1/08 ............  3/24/00     1,192,448        1,192,447        1,228,221
      Hunters Meadow Apartments, 8.18%, 2/1/03 ..........  1/18/96     4,925,958        4,873,476        5,024,477
      Lakeville Apartments, 7.90%, 5/1/08 ...............  4/24/98     2,441,312(b)     2,441,312        2,505,315(b)
      LaPrada and Club at Springlake Apartments,
        7.53%, 9/1/03 ...................................  8/27/98    14,434,078(b)    14,434,078       13,315,664(b)
      Meadow Glenn Apartments, 8.38%, 2/1/07 ............  1/30/97     2,238,844(b)     2,238,844        2,350,786(b)
      Meadow Glenn Apartments II, 12.88%, 2/1/07 ........  6/28/99       397,741          397,741          417,628
      Park Vista Apartments, 8.58%, 9/1/05 ..............  8/30/00     2,200,000        2,200,000        2,310,000
      Presidio Apartments, 9.43%, 8/1/05 ................  7/10/00     7,988,190        7,908,308        8,147,954
      Revere Apartments, 7.28%, 5/1/09 ..................  4/22/99     1,274,624        1,274,624        1,261,852
      Sheridan Ponds Apartments, 8.63%, 1/1/07 ..........  12/18/96    7,163,200(b)     7,127,384        7,521,360(b)
      Sierra Vista Square Apartment I, 9.38%, 6/1/03 .     5/16/00     4,450,000        4,450,000        4,583,500
      Sierra Vista Square Apartment II,
        11.88%, 6/1/03 ..................................  5/16/00       590,000          590,000          521,060
      Somerset Place Apartments, 8.88%, 4/1/04 ..........   4/8/94     2,209,942(b)     2,193,368        2,298,340(b)
      The Oaks of Lake Bluff Apartments,
        8.40%, 2/1/06 ...................................  1/24/01     3,937,483(b)     3,937,483        4,134,357(b)
      Willow Creek Apartments, 8.43%, 2/1/07 ............  1/30/97     5,657,286(b)     5,657,286        5,940,151(b)
      Willow Creek Apartments II, 12.88%, 2/1/07 ........  6/28/99       596,612          596,612          626,443
      Woodvine Park Condominiums, 8.60%, 4/1/10 .........  3/31/00     1,787,765        1,787,765        1,877,153
                                                                                     ------------     ------------
                                                                                       92,961,465       94,692,813
                                                                                     ------------     ------------

  SINGLE-FAMILY LOANS (0.1%):
      Norwest IX, 7.50%, 5/1/22 .........................  8/29/97        58,036           57,426           52,364
                                                                                     ------------     ------------

        Total Whole Loans and Participation
          Mortgages (c,d,e)  ............................                             142,063,443      144,937,116
                                                                                     ------------     ------------

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

             14  2001 Semiannual Report - American Select Portfolio

--------------------------------------------------------------------------------

AMERICAN SELECT PORTFOLIO
(CONTINUED)

                                                             Date      Shares/
Description of Security                                    Acquired   Par Value          Cost          Value (a)
---------------------------------------------------------  --------  -----------     ------------     ------------
PREFERRED STOCK (0.7%):
  REAL ESTATE INVESTMENT TRUST (0.7%):
      AMB Property ......................................  3/26/01         5,000     $    125,399     $    123,750
      Archstone Community Trust, Series C ...............  4/23/01         5,000          126,550          126,250
      Archstone Community Trust, Series D ...............  4/23/01         3,525           91,861           90,945
      Avanlonbay Communities, Series G ..................  3/28/01         1,050           26,726           26,355
      CarrAmerica Realty Trust, Series B ................  4/23/01         5,000          118,849          118,200
      CarrAmerica Realty Trust, Series C ................  4/23/01         5,000          117,737          117,100
      CarrAmerica Realty Trust, Series D ................  4/23/01         5,000          118,823          118,750
      Centerpoint Properties, Series A ..................  3/26/01         5,000          123,103          122,250
      Duke Realty Investments, Series E .................  4/23/01           625           15,506           15,781
      New Plan Excel Realty Trust, Series B .............  3/26/01         5,000          118,867          120,250
                                                                                     ------------     ------------

        Total Preferred Stock  ..........................                                 983,421          979,631
                                                                                     ------------     ------------

RELATED PARTY MONEY MARKET FUND (0.9%):
      First American Prime Obligations Fund .............  5/31/01     1,315,580(f)     1,315,580        1,315,580(f)
                                                                                     ------------     ------------

        Total Investments in Securities (g)  ............                            $183,437,123     $187,372,701
                                                                                     ============     ============

NOTES TO INVESTMENTS IN SECURITIES
(a) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(b) ON MAY 31, 2001, SECURITIES VALUED AT $59,829,119 WERE PLEDGED AS COLLATERAL FOR THE FOLLOWING OUTSTANDING REVERSE REPURCHASE AGREEMENTS:

                                                                NAME OF
                                                                BROKER
                 ACQUISITION                     ACCRUED    AND DESCRIPTION
     AMOUNT         DATE       RATE*     DUE     INTEREST    OF COLLATERAL
   -----------   -----------   -----   -------   --------   ---------------
   $18,000,000     4/12/01     4.65%   4/12/03   $ 46,500          (1)
    14,500,000     5/15/01     5.01%   6/15/01     34,305          (2)
    15,139,000     5/15/01     4.12%   6/15/01     29,454          (3)
   -----------                                   --------
   $47,639,000                                   $110,258
   ===========                                   ========

* INTEREST RATE AS OF MAY 31, 2001. RATES ARE BASED ON THE LONDON INTERBANK OFFERED RATE (LIBOR) AND RESET MONTHLY.

NAME OF BROKER AND DESCRIPTION OF COLLATERAL:

       (1)  MORGAN STANLEY DEAN WITTER;
            FHLMC, 7.50%, 12/1/29, $11,520,760 PAR
            FNMA, 7.50%, 5/1/30, $3,876,677 PAR
            FNMA, 8.00%, 5/1/30, $3,376,277 PAR
       (2)  MORGAN STANLEY DEAN WITTER;
            BRYANT SQUARE APARTMENTS, 8.00%, 5/1/08, $1,098,034 PAR
            CAPE COD APARTMENTS, 7.28%, 2/1/08, $1,788,457 PAR
            CASA DEL VISTA APARTMENTS, 8.40%, 1/1/08, $2,992,652 PAR
            CENTRE COURT, WHITE OAKS, AND GREEN ACRES APARTMENTS, 8.65%, 1/1/09, $4,030,622 PAR
            COTTONWOOD VILLAS APARTMENTS, 9.65%, 10/1/01, $1,645,000 PAR
            EL CONQUISTADOR APARTMENTS, 7.65%, 4/1/09, $2,844,661 PAR
            FOOTHILLS WEST APARTMENTS, 8.63%, 7/1/01, $2,040,589 PAR
            GREENWOOD RESIDENCES, 7.63%, 4/1/08, $2,329,460 PAR
            HIDDEN COLONY APARTMENTS, 7.90%, 6/1/08, $3,096,438 PAR
            LAKEVILLE APARTMENTS, 7.90%, 5/1/08, $2,441,312 PAR
            LAPRADA AND CLUB AT SPRINGLAKE APARTMENTS, 7.53%, 9/1/03, $14,434,078 PAR
            MEADOW GLENN APARTMENTS I, 8.38%, 2/1/07, $2,238,844 PAR
            SHERIDAN PONDS APARTMENTS, 8.63%, 1/1/07, $7,163,200 PAR
            SOMERSET PLACE APARTMENTS, 8.88%, 4/1/04, $2,209,942 PAR
            THE OAKS OF LAKE BLUFF APARTMENTS, 8.40%, 2/1/06, $3,937,483 PAR WILLOW CREEK APARTMENTS I, 8.43%, 2/1/07, $5,657,286 PAR
       (3)  NOMURA;
            FNMA, 6.50%, 6/1/29, $15,820,507 PAR

(c) INTEREST RATES ON COMMERCIAL AND MULTIFAMILY LOANS ARE THE RATES IN EFFECT ON MAY 31, 2001. INTEREST RATES AND MATURITY DATES DISCLOSED ON SINGLE-FAMILY LOANS REPRESENT THE WEIGHTED AVERAGE COUPON AND WEIGHTED AVERAGE MATURITY FOR THE UNDERLYING MORTGAGE LOANS AS OF MAY 31, 2001.
(d) COMMERCIAL AND MULTIFAMILY LOANS ARE DESCRIBED BY THE NAME OF THE MORTGAGED PROPERTY. POOLS OF SINGLE-FAMILY LOANS ARE DESCRIBED BY THE NAME OF THE INSTITUTION FROM WHICH THE LOANS WERE PURCHASED. THE GEOGRAPHICAL LOCATION OF THE MORTGAGED PROPERTIES AND, IN THE CASE OF SINGLE FAMILY, THE NUMBER OF LOANS, IS PRESENTED BELOW.

COMMERCIAL LOANS:
         7 BROADWAY PLACE - ALBUQUERQUE, NM
         ADVANCED CIRCUITS AND HOPKINS II BUSINESS CENTER - HOPKINS, MN BEST BUY - FULLERTON, CA
         CASE BUSINESS PARK - PHOENIX, AZ
         COMMUNITY COFFEE OFFICE BUILDING - BATON ROUGE, LA
         CORPORATE CENTER NORTHBOROUGH - HOUSTON, TX
         GALTIER PLAZA - ST. PAUL, MN
         PARKWAY BUSINESS CENTER - POWAY, CA
         POINT PLAZA - TUMWATER, WA
         RODEO SHOPS - MIAMI, FL
         THE KISLAK BUILDING - WOODBRIDGE TOWNSHIP, NJ
         VALLEY CENTRE COMMUNITY POOL - IRVING, TX
         VICTORY PACKAGING FACILITY - PHOENIX, AZ

MULTIFAMILY LOANS:
         BRYANT SQUARE APARTMENTS - EDMUND, OK
         CANDLELITE APARTMENTS - GRANDVIEW, MO
         CAPE COD APARTMENTS - OKLAHOMA CITY, OK
         CASA DEL VISTA APARTMENTS - CARSON CITY, NV
         CASTLE ARMS APARTMENTS - AUSTIN, TX
         CENTRE COURT, WHITE OAKS, AND GREEN ACRES APARTMENTS - NORTH CANTON AND
           MASSILLON, OH
         CHAPEL HILL APARTMENTS - KANSAS CITY, MO
         COTTONWOOD VILLAS APARTMENTS - MESA, AZ
         EL CONQUISTADOR APARTMENTS - TUCSON, AZ
         EVERGREEN, NORTHVIEW, GREENWOOD, AND FERN COURT APARTMENTS - BUFFALO,
           MN
         FOOTHILLS WEST APARTMENTS - EL PASO, TX
         GREENWOOD RESIDENCES - MITON, WA
         HIDDEN COLONY APARTMENTS - DORAVILLE, GA
         HILL STREET APARTMENTS - LITTLETON, CO
         HUNTERS MEADOWS APARTMENTS - COLORADO SPRINGS, CO
         LAKEVILLE APARTMENTS - LAKEVILLE, MN
         LAPRADA AND CLUB AT SPRINGLAKE APARTMENTS - MESQUITE AND HAMILTON CITY,
           TX
         MEADOW GLENN APARTMENTS I - MIDWEST CITY, OK
         MEADOW GLENN APARTMENTS II - MIDWEST CITY, OK
         PARK VISTA APARTMENTS - REDMOND, WA
         PRESIDIO APARTMENTS - SCOTTSDALE, AZ
         REVERE APARTMENTS - REVERE, MA
         SHERIDAN PONDS APARTMENTS - TULSA, OK
         SIERRA VISTA SQUARE APARTMENTS I - LAS VEGAS, NV
         SIERRA VISTA SQUARE APARTMENTS II - LAS VEGAS, NV
         SOMERSET PLACE APARTMENTS - TUCSON, AZ
         THE OAKS OF LAKE BLUFF APARTMENTS - LAKE BLUFF, IL
         WILLOW CREEK APARTMENTS - MIDWEST CITY, OK
         WILLOW CREEK APARTMENTS II - MIDWEST CITY, OK
         WOODVINE PARK CONDOMINIUMS - HOUSTON, TX

SINGLE-FAMILY LOANS:
         NORWEST IX - 1 LOAN, TACOMA, WA
(e) SECURITIES PURCHASED AS PART OF A PRIVATE PLACEMENT WHICH HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933 AND ARE CONSIDERED TO BE ILLIQUID. ON MAY 31, 2001, THE TOTAL MARKET VALUE OF THESE INVESTMENTS WAS $150,187,116 OR 106.28% OF TOTAL NET ASSETS.
(f) THIS MONEY MARKET FUND IS ADVISED BY U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT WHO ALSO SERVES AS ADVISOR FOR THIS FUND. SEE NOTE 2 IN THE NOTES TO FINANCIAL STATEMENTS.
(g) ON MAY 31, 2001, THE COST OF INVESTMENTS IN SECURITIES FOR INCOME TAX PURPOSES WAS $183,437,123. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS
     FOLLOWS:

      GROSS UNREALIZED APPRECIATION.......  $ 5,205,869
      GROSS UNREALIZED DEPRECIATION.......   (1,270,291)
                                            -----------
        NET UNREALIZED APPRECIATION.......  $ 3,935,578
                                            ===========

--------------------------------------------------------------------------------

             15  2001 Semiannual Report - American Select Portfolio

               SHAREHOLDER UPDATE
--------------------------------------------------------------------------------

                      SPECIAL SHAREHOLDER MEETING RESULTS
                      A special meeting of the fund's shareholders was held on March 15, 2001. At that meeting, the fund's shareholders approved a change in the fund's investment restriction governing investments in real estate. The following votes were cast regarding this matter:

     SHARES                SHARES                                      BROKER
  VOTED "FOR"          VOTED "AGAINST"           ABSTENTIONS          NON-VOTES
 --------------  ---------------------------  -----------------  -------------------
  5,418,410              359,002                 157,365                --

                      SHARE REPURCHASE PROGRAM
                      Your fund's board of directors has approved the continuation of the fund's share repurchase program, which enables the fund to "buy back" shares of its common stock in the open market. Repurchases may only be made when the previous day's closing market price per share was at a discount from net asset value. Cumulative repurchases under the program cannot exceed 5% of the fund's outstanding shares as of September 9, 1998 (597,784 shares).

                      WHAT EFFECT WILL THIS PROGRAM HAVE ON SHAREHOLDERS?
                      We do not expect any adverse impact on the advisor's ability to manage the fund. Because repurchases will be at a price below net asset value, remaining shares outstanding may experience a slight increase in net asset value per share. Although the effect of share repurchases on the market price is less certain, the board of directors believes the program may have a favorable effect on the market price of fund shares. We do not anticipate any material increase in the fund's expense ratio.

                      WHEN WILL SHARES BE REPURCHASED?
                      Share repurchases may be made from time to time and may be discontinued at any time. Share repurchases are not mandatory when fund shares are trading at a discount from net asset value; all repurchases will be at the discretion of the fund's investment advisor. The board of directors' decision whether to continue the share repurchase program will be reported in the next shareholder report.

                      HOW WILL SHARES BE REPURCHASED?
                      We expect to finance the repurchase of shares by liquidating portfolio securities or using current cash balances. We do not anticipate borrowing in order to finance share repurchases.

--------------------------------------------------------------------------------

             16  2001 Semiannual Report - American Select Portfolio

[LOGO]USBANCORP
      Piper Jaffray(R)


      AMERICAN SELECT PORTFOLIO
      2001 SEMIANNUAL REPORT

      U.S. Bancorp Piper Jaffray Asset Management, Inc., is a subsidiary of U.S. Bank National Association. Securities products and services are offered through U.S. Bancorp Piper Jaffray Inc., member SIPC and NYSE.
      U.S. Bancorp Piper Jaffray Inc. and U.S. Bank
      National Association are separate entities and wholly owned subsidiaries of U.S. Bancorp.








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7/2001    2087-01